Exhibit 10.1
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     This Amended and Restated Registration Rights Agreement (this “Agreement”), dated as of the date set forth on the signature page hereto, is made by and between USG Corporation, a Delaware corporation (the “Company”), and the Person designated on the signature page hereto (the “Investor”).
RECITALS
     A. This Agreement is being entered into in connection with the offer and sale by the Company to the Investor and the Investor’s purchase from the Company of Convertible Debt Securities (as defined herein) pursuant to the Purchase Agreement (as defined herein).
     B. In connection with such purchase of Convertible Debt Securities, and the entry into by the Company and the Investor of the Purchase Agreement, the Company has agreed to enter into a registration rights agreement with respect to certain securities held by Investor and certain of its Affiliates.
     C. This Agreement amends and restates in its entirety that certain Registration Rights Agreement, dated as of January 30, 2006, between the Company and the Investor.
AGREEMENTS
     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
Article I. Definitions
     For purposes of this Agreement, the following terms have the following meanings:
     “Affiliate”: As defined in Rule 12b-2 under the Exchange Act.
     “Blackout Period”: Any period during which, in accordance with Article IV, the Company is not required to effect the filing of a Registration Statement or is entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement.
     “Business Day”: Any day, other than a Saturday or Sunday, on which national banking institutions in New York, New York, are open.
     “Common Stock”: The common stock, par value $0.10 per share, of the Company.
     “Company”: As defined in the introductory paragraph hereof.

     “Control” has the meaning given to that term under Rule 405 under the Securities Act (and “Controlled” and “Controlling” shall have correlative meanings); provided, however, that no Person will be deemed to Control another Person solely by his or her status as a director of such other Person.
     “Convertible Debt Securities”: USG Corporation 10% Contingent Convertible Senior Notes due 2018.
     “Exchange Act”: The Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the SEC thereunder.
     “Filing Date”: (a) With respect to a Registration Statement to be filed on Form S-1 (or any applicable successor form), not later than 90 days after receipt by the Company of a request for such Registration Statement and (b) with respect to a Registration Statement to be filed on Form S-3 (or any applicable successor form), not later than 60 days after receipt by the Company of a request for such Registration Statement.
     “Free Writing Prospectus”: A free writing prospectus as defined in Rule 405 under the Securities Act.
     “Holders”: Any of: (i) the Investor; (ii) any Controlled Affiliate of the Investor; and (iii) any group (that would be deemed to be a “person” by Section 13(d)(3) of the Exchange Act with respect to securities of the Company) of which the Investor or any Person directly or indirectly Controlling or Controlled by the Investor is a member, that is or becomes the owner of Registrable Securities.
     “Indemnified Party”: As defined in Section 6.3.
     “Indemnifying Party”: As defined in Section 6.3.
     “Issuer Free Writing Prospectus”: An issuer free writing prospectus as defined in Rule 433 under the Securities Act.
     “Losses”: As defined in Section 6.1.
     “Other Holders”: Any Person other than the Holders having rights to participate in a registration of the Company’s securities.
     “Permitted Free Writing Prospectus”: As defined in Article VII.
     “Person”: Any individual, corporation, general or limited partnership, limited liability company, joint venture, trust or other entity or association, including without limitation any governmental authority.
     “Piggyback Notice”: As defined in Section 3.1.
     “Piggyback Registration”: As defined in Section 3.1.

     “Prospectus”: The prospectus included in the applicable Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Purchase Agreement”: That certain Securities Purchase Agreement dated as of November 21, 2008 by and between the Company and the Investor.
     “Registrable Securities”: (a) Any shares of Common Stock and any Convertible Debt Securities held by any of the Holders now or at any time in the future (including but not limited to shares of Common Stock issued to any of the Holders upon conversion of the Convertible Debt Securities purchased pursuant to the Purchase Agreement); and (b) any securities paid, issued or distributed in respect of any such securities defined in clause (a) by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise; provided, however, that as to any Registrable Securities, such securities will irrevocably cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which the securities are disposed of pursuant to an effective registration statement under the Securities Act; (ii) the date on which the securities are distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; (iii) the date on which the securities may be freely sold publicly without registration under the Securities Act; (iv) the date on which the securities have been transferred to any Person other than a Holder; and (v) the date on which the securities cease to be outstanding.
     “Registration Expenses”: As defined in Section 5.4(a).
     “Registration Statement”: Any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.
     “Required Period”: With respect to a “shelf registration” requested pursuant to Section 2.1(b), two years following the first day of effectiveness of such Registration Statement, and with respect to any other Registration Statement, 90 days following the first day of effectiveness of such Registration Statement.
     “Rule 144”: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     “SEC”: The United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

     “Securities Act”: The Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the SEC thereunder.
     “Underwritten Registration” or “Underwritten Offering”: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.
Article II. Demand Registration
     2.1 Right to Demand Registration.
          (a) At any time and from time to time, any Holder or group of Holders representing not less than 12 million shares of Common Stock (including securities convertible or exercisable into shares of Common Stock calculated on an as converted basis), in each case as adjusted for stock splits or reverse stock splits, may request in writing that the Company effect the registration of all or part of such Holder’s or Holders’ Registrable Securities with the SEC under and in accordance with the provisions of the Securities Act (which written request will specify (i) the then-current name and address of such Holder or Holders, (ii) the aggregate number of shares or principal amount, as applicable, of Registrable Securities requested to be registered, (iii) the total number of shares of Common Stock and amount of Convertible Debt Securities then held by such Holder or Holders and (iv) the intended means of distribution). The Company will file a Registration Statement covering such Holder’s or Holders’ Registrable Securities requested to be registered as promptly as practicable (and, in any event, by the applicable Filing Date) after receipt of such request; provided, however, that the Company will not be required to take any action pursuant to this Article II:
     (A) if prior to the date of such request, the Company has effected three registrations pursuant to this Article II;
     (B) if within the 12-month period preceding such request the Company has effected either (1) two registrations pursuant to this Article II or (2) one registration pursuant to this Article II and a registration statement of the Company under the Securities Act has been declared effective within the 12-month period preceding such request and at least 10% of the then-outstanding Registrable Securities (calculated on an as converted basis) were entitled pursuant to the terms of this Agreement to be included in such registration statement;
     (C) if a Registration Statement is effective at the time such request is made and such Registration Statement may be utilized for the offering and sale of the Registrable Securities requested to be registered;
     (D) in the case of an Underwritten Offering, unless the Registrable Securities requested to be registered (1) have an aggregate then-current market value of $100 million or more or aggregate principal amount of $100 million or more (before deducting underwriting discounts and commission) or (2) constitute all of the then-outstanding Registrable Securities held by Holders; or

     (E) during the pendency of any Blackout Period.
          (b) If a Holder or Holders request that the Company effect a registration pursuant to this Section 2.1 and the Company is at such time eligible to use Form S-3, the Holder or Holders making such request may specify that the requested registration be a “shelf registration” for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.
     2.2 Effective Demand Registrations.
          (a) The Company may satisfy its obligations under Section 2.1 by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act so that such amended registration statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a demand for registration has been properly made under Section 2.1. If the Company so amends a previously filed registration statement, it will be deemed to have effected a registration for purposes of Section 2.1; provided that the date such registration statement is amended pursuant to this Section 2.2(a) shall be the “the first day of effectiveness” of such registration statement for purposes of determining the Required Period with respect to such registration statement.
          (b) A registration requested pursuant to Section 2.1 will not be deemed to be effected by the Company for purposes of Section 2.1 if it has not been declared effective by the SEC or become effective in accordance with the Securities Act and kept effective as contemplated by Section 2.3.
     2.3 Continuous Effectiveness of Registration Statement.
          (a) The Company will use its reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Article II continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the SEC, until the earlier of (a) the expiration of the Required Period (subject to extension pursuant to Section 2.3(b) or Section 5.3) and (b) the date on which all Registrable Securities covered by such Registration Statement (i) have been disposed of pursuant to such Registration Statement or (ii) cease to be Registrable Securities; provided, however, that in no event will such period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder.
          (b) In the event of any stop order, injunction or other similar order or requirement of the SEC relating to any Registration Statement, the Required Period for such Registration Statement will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.
     2.4 Underwritten Demand Registration.

          (a) In the event that a registration requested pursuant to Section 2.1 is to be an Underwritten Registration, the Company shall in its reasonable discretion and with the consent of the Investor (which consent shall not be unreasonably withheld) select an investment banking firm of national standing to be the managing underwriter for the Underwritten Offering relating thereto. All Holders proposing to distribute their securities through an Underwritten Offering agree to enter into an underwriting agreement with the underwriters, provided that the underwriting agreement is in customary form and reasonably acceptable to the Holders of a majority of the Registrable Securities to be included in the Underwritten Offering.
          (b) If so requested (pursuant to a timely notice) by the managing underwriter for the Underwritten Offering relating thereto, the Company will agree not to effect any underwritten public sale or distribution of any securities that are the same as, or similar to, the Registrable Securities to be included in the Underwritten Offering, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities to be included in the Underwritten Offering, during a period specified by the managing underwriter not to exceed 30 days.
     2.5 Priority on Demand Registrations. No securities to be sold for the account of any Other Holder (including the Company) shall be included in a registration pursuant to Section 2.1 if, in the case that such registration is to be an Underwritten Registration, the managing underwriter of the Underwritten Offering relating thereto advises the Holders (or, in the case that such registration is not to be an Underwritten Registration, the Holders requesting registration determine in good faith) that the total amount of Registrable Securities requested to be registered, together with such other securities that the Company and any Other Holders propose to include in such offering is such as to adversely affect the success of such offering, then the Company will include in such registration all Registrable Securities requested to be included therein, up to the full amount that, in the view of such managing underwriter or such Holders requesting registration, as the case may be, can be sold without adversely affecting the success of such offering, before including any securities of any Person (including the Company) other than the Holder(s) making such request.
     2.6 Revocation of Demand Registration. Holders of at least a majority of the Registrable Securities to be included in a Registration Statement pursuant to Section 2.1 may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke their request to have Registrable Securities included therein by providing a written notice to the Company. In the event such Holders of Registrable Securities revoke such request, either (a) the Holders of Registrable Securities who revoke such request shall reimburse the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement or (b) the requested registration that has been revoked will be deemed to have been effected for purposes of Section 2.1.

Article III. Piggyback Registration
     3.1 Right to Piggyback. If at any time, and from time to time, the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity securities of the Company or any securities convertible or exercisable into shares of any equity securities of the Company (other than a registration statement (a) on Form S-8 or any successor form thereto, (b) on Form S-4 or any successor form thereto relating solely to the sale of securities to employees, directors, officers, consultants or advisors of the Company or its Affiliates pursuant to a stock option, stock purchase or similar benefit plan, (c) an offering of rights solely to the Company’s existing securityholders or (d) relating solely to a transaction under Rule 145 under the Securities Act), whether or not for its own account, on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company will give written notice (the “Piggyback Notice”) of such proposed filing to the Holders at least 10 Business Days before the anticipated filing date. Such notice will include the number and class of securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such registration statement, and will offer the Holders the opportunity to register such amount of Registrable Securities as each Holder may request on the same terms and conditions as the registration of the Company’s or Other Holders’ securities, as the case may be (a “Piggyback Registration”). The Company will include in each Piggyback Registration all Registrable Securities for which the Company has received written requests for inclusion within 5 Business Days after delivery of the Piggyback Notice, subject to Section 3.2.
     3.2 Priority on Piggyback Registrations.
          (a) If the Piggyback Registration is an Underwritten Offering, the Company will cause the managing underwriter of that proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter of such Underwritten Offering advises the Company and the selling Holders that, in its view, the total amount of securities that the Company, such Holders and any Other Holders propose to include in such offering is such as to adversely affect the success of such Underwritten Offering, then:
          (i) if such Piggyback Registration is a primary registration by the Company for its own account, the Company will include in such Piggyback Registration: (A) first, all securities to be offered by the Company; (B) second, (1) if Registrable Securities constitute 10% or more of the outstanding securities of any class of equity securities of the Company or class of securities convertible or exercisable into shares of any equity securities of the Company, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders, or (2) if Registrable Securities constitute less than 10% of the outstanding securities of any class of equity securities of the Company or class of securities convertible or exercisable into shares of any equity securities of the Company, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders and any Other Holders having registration rights on a pari passu basis, allocated pro rata among such holders, on the basis of the amount of securities requested to be included therein by each such holder; and (C) third, up to the full amount of securities requested to be included in such Piggyback Registration by any Other Holders in accordance with the priorities, if any, then existing among the Company and the Other Holders so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering; and
          (ii) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company will include in such registration: (A) first, all securities of the Persons exercising “demand” registration rights requested to be included therein; (B) second, up to the full amount of securities proposed to be included in the registration by the Company, (C) third, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders and any Other Holders having registration rights on a pari passu basis, allocated pro rata among such Holders and Other Holders, on the basis of the amount of securities requested to be included therein by each such Holder and Other Holder; and (D) fourth, up to the full amount of securities requested to be included in such Piggyback Registration by the Other Holders in accordance with the priorities, if any, then existing among the Company and the Other Holders so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the view of such managing underwriter, can be sold without adversely affecting the success of such Underwritten Offering.
          (b) If so requested (pursuant to a timely notice) by the managing underwriter in any Underwritten Offering, the Holders participating in such Underwritten Offering will agree not to effect any public sale or distribution (or any other type of sale as the managing underwriter reasonably determines is appropriate in order to not adversely affect the Underwritten Offering) of any such Registrable Securities, including a sale pursuant to Rule 144 (but excluding any Registrable Securities included in such Underwritten Offering), during the 10 days prior to, and during a period specified by the managing underwriter not to exceed 90 days (or such additional period as the managing underwriter reasonably determines is appropriate in order to not adversely affect the Underwritten Offering) following, the closing date of such Underwritten Offering. In the event of such a request, the Company may impose, during such period, appropriate stop-transfer instructions with respect to the Registrable Securities subject to such restrictions.
     3.3 Withdrawal of Piggyback Registration.

          (a) If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, the Company determines for any reason not to register or to delay the Piggyback Registration, the Company may, at its election, give notice of its determination to all Holders, and in the case of a determination not to register, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice, provided, however, that such Registration Statement will not be counted for purposes of Section 2.1.
          (b) Any Holder of Registrable Securities requesting to be included in a Piggyback Registration may withdraw its request for inclusion by giving written notice to the Company of its intention to withdraw from that registration, provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal will be irrevocable and, after making the withdrawal, a Holder will no longer have any right to include its Registrable Securities in that Piggyback Registration.
          (c) An election by the Company to withdraw a Piggyback Registration under this Section 3.3 shall not be deemed to be a breach of the Company’s obligations with respect to such Piggyback Registration.
     3.4 Most-Favored-Nations for Piggyback Registration. If the Company grants any Person any rights with respect to the registration of any shares of equity securities of the Company or any securities convertible or exercisable into shares of any equity securities of the Company that are more favorable to such Person than the rights of the Holders set forth in this Agreement, the Company shall grant to the Holders the rights granted to such other Person.
Article IV. Blackout Period
     4.1 Demand Blackout. Notwithstanding anything contained in Article II to the contrary, if (a) at any time during which Holders may request a registration pursuant to Section 2.1, the Company files or proposes to file a registration statement with respect to an offering of equity securities of the Company or securities convertible or exercisable into shares of any equity securities of the Company for its own account and (b) with reasonable prior notice (i) the Company (in the case of an offering that is not an Underwritten Offering) advises the Holders that the Company has determined in good faith that a sale or distribution of Registrable Securities would adversely affect such offering or (ii) the managing underwriter, if any, advises the Company (in which case the Company will notify the Holders) that a sale or distribution of Registrable Securities would adversely affect such offering, then the Company will not be obligated to effect the initial filing of a Registration Statement pursuant to Section 2.1 beginning the 10 days prior to the date the Company in good faith estimates will be the date of the filing of, and ending on the date which is 90 days following the effective date of, such registration statement.
     4.2 Demand and Piggyback Blackout. Notwithstanding anything contained in Articles II or III to the contrary, if the Board of Directors of the Company determines in good faith that the registration and distribution of Registrable Securities (a) would materially impede, delay or interfere with any financing, acquisition, corporate reorganization or other significant transaction, or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its subsidiaries or (b) would require disclosure of nonpublic material information, the disclosure of which would materially and adversely affect the Company, the Company will promptly give the Holders notice of such determination and will be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement for a reasonable period of time not to exceed 90 days.
     4.3 Blackout Period Limits. Notwithstanding anything contained in this Article IV to the contrary, in no event will the number of days included in all Blackout Periods during any consecutive 12-month period exceed an aggregate of 120 days and in no event will the Company be entitled to postpone the preparation, filing or effectiveness or suspend the effectiveness of a Registration Statement pursuant to this Article IV unless it postpones or suspends during the Blackout Period the effectiveness of any registration statements required pursuant to the registration rights of the Other Holders.
Article V. Procedures and Expenses
     5.1 Registration Procedures. In connection with the Company’s registration obligations pursuant to Articles II and III, the Company will use its reasonable efforts to effect such registrations to permit the sale of Registrable Securities by a Holder in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as promptly as reasonably practicable:
          (a) prepare and file with the SEC a Registration Statement on an appropriate form under the Securities Act available for the sale of the Registrable Securities by the selling Holders in accordance with the intended method or methods of distribution thereof; provided, however, that the Company will, before filing, furnish to each selling Holder and the managing underwriter, if any, copies of the Registration Statement or Prospectus proposed to be filed and provide each selling Holder, the managing underwriter, if any, and their counsel with a reasonable opportunity to comment on such Registration Statement or Prospectus;
          (b) furnish, at its expense, to the selling Holders such number of conformed copies of the Registration Statement and each amendment thereto, of the Prospectus and each supplemental thereto, and of such other documents as the selling Holders reasonably may request from time to time;
          (c) subject to Section 2.3, prepare and file with the SEC any amendments and post-effective amendments to the Registration Statement as may be necessary and any supplements to the Prospectus as may be required or appropriate, in the view of the Company and its counsel, by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act to keep the Registration Statement effective until the earlier of (i) such time as all Registrable

Securities covered by the Registration Statement are sold in accordance with the intended plan of distribution set forth in the Registration Statement or supplement to the Prospectus and (ii) the termination of the Required Period (giving effect to any extensions thereof pursuant to Section 2.3(b) or Section 5.3);
          (d) promptly following its actual knowledge thereof, notify the selling Holders and the managing underwriter, if any:
          (i) when a Registration Statement, Prospectus, Issuer Free Writing Prospectus or any supplement or amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective;
          (ii) of any request by the SEC or any other governmental authority for amendments or supplements to a Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information;
          (iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
          (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
          (v) of the occurrence of any event which makes any statement made in the Registration Statement or Prospectus or any Issuer Free Writing Prospectus untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other documents so that it will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and
          (vi) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement is necessary;
          (e) use its reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date;
          (f) prior to any public offering of Registrable Securities, register or qualify and cooperate with the selling Holders, the managing underwriter, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the selling Holders or the managing underwriter reasonably requests in writing and maintain each registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction in which it is not then so qualified or take any action which would subject it to general service of process or material taxation in any jurisdiction in which it is not then so subject;
          (g) as promptly as practicable upon the occurrence of any event contemplated by Sections 5.1(d)(v) or 5.1(d)(vi) hereof, prepare (and furnish, at its expense, to the selling Holders a reasonable number of copies of) a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus (including by means of an Issuer Free Writing Prospectus), or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus or Issuer Free Writing Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (h) in the case of an Underwritten Offering, enter into customary agreements (including an underwriting agreement) and take other actions reasonably necessary to expedite the disposition of the Registrable Securities, and in connection therewith:
          (i) use its reasonable efforts to obtain opinions of counsel to the Company (such counsel being reasonably satisfactory to the managing underwriter, if any) and updates thereof covering matters customarily covered in opinions of counsel requested in Underwritten Offerings, addressed to each selling Holder and the managing underwriter;
          (ii) use its reasonable efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company addressed to each selling Holder and the managing underwriter, if any, covering matters customarily covered in “comfort” letters in connection with Underwritten Offerings; and
          (iii) provide officers’ certificates and other customary closing documents reasonably requested by the managing underwriter;
          (i) upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative of each selling Holder and the managing underwriter, if any, participating in any disposition of Registrable Securities and any attorney or accountant retained by any selling Holder or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration Statement;

          (j) use its reasonable efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 5.1(j) if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act);
          (k) with respect to Registrable Securities that are shares of Common Stock, use its reasonable efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange; and
          (l) use its reasonable efforts to procure the cooperation of the Company’s transfer agent or The Depository Trust Company, as applicable, in settling any offering or sale of Registrable Securities.
     5.2 Information from Holders.
          (a) Each selling Holder that has requested inclusion of its Registrable Securities in any Registration Statement shall furnish to the Company such information regarding such Holder and its plan and method of distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing. The Company may refuse to proceed with the registration of such Holder’s Registrable Securities if such Holder unreasonably fails to furnish such information within a reasonable time after receiving such request.
          (b) Each selling Holder will promptly (i) following its actual knowledge thereof, notify the Company of the occurrence of any event that makes any statement made in a Registration Statement, Prospectus, Issuer Free Writing Prospectus or other Free Writing Prospectus regarding such selling Holder untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or Free Writing Prospectus so that, in such regard, it will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus or Free Writing Prospectus.
          (c) With respect to any Registration Statement for an Underwritten Offering, the inclusion of a Holder’s Registrable Securities therein will be conditioned, at the managing underwriter’s request, upon the execution and delivery by such Holder of an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings.
     5.3 Suspension of Disposition.
          (a) Each selling Holder will be deemed to have agreed that, upon receipt of any notice from the Company of the occurrence of any event of the type described in Sections 5.1(d)(ii), 5.1(d)(iii), 5.1(d)(iv), 5.1(d)(v) or 5.1(d)(vi), such Holder will discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 5.1(g) or until it is advised by the Company that the use of the applicable Prospectus or Free Writing Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Free Writing Prospectus. In the event the Company shall give any such notice, the period of time for which a Registration Statement must remain effective as set forth in Section 2.3 will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each selling Holder of Registrable Securities covered by such Registration Statement has received (i) the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 5.1(g) or (ii) the advice referenced in this Section 5.3(a).
          (b) Each selling Holder will be deemed to have agreed that, upon receipt of any notice from the Company of the happening of an event specified in Section 4.2, such selling Holder will discontinue disposition of Registrable Securities covered by a Registration Statement, Prospectus or Free Writing Prospectus and suspend use of such Prospectus or Free Writing Prospectus until the earlier to occur of the Holder’s receipt of (i) copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus describing the event giving rise to the aforementioned suspension and (ii) (A) notice from the Company that the use of the applicable Prospectus or Issuer Free Writing Prospectus may be resumed and (B) copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Issuer Free Writing Prospectus; provided, however, that in no event will the number of days during which the offer and sale of Registrable Securities is discontinued pursuant to this Section 5.3(b) during any consecutive 12-month period, together with any other Blackout Periods in such 12-month period, exceed an aggregate of 120 days. In the event the Company gives any such notice, the period of time for which a Registration Statement must remain effective as set forth in Section 2.3 will be extended by the number of days during the time period from and including the date of giving of such notice to and including the date when each selling Holder of Registrable Securities covered by such Registration Statement receives (i) a supplemented or amended Prospectus or Issuer Free Writing Prospectus describing the event giving rise to the aforementioned suspension or (ii) notice from the Company that use of the applicable Prospectus or Issuer Free Writing Prospectus may resume.
     5.4 Registration Expenses.
          (a) All fees and expenses incurred by the Company in complying with Articles II and III and Section 5.1 (“Registration Expenses”) will be borne by the Company. These fees and expenses will include without limitation (i) all registration, filing and qualification fees, (ii) printing, duplicating and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) fees and expenses of complying with state securities or “blue sky” laws (including the fees and expenses of any local counsel in connection therewith), (v) fees and disbursements of all independent certified public accountants referred to in Section 5.1(h)(ii) (including the expenses of any special audit and “comfort” letters required by or incident to such performance) and (vi) fees and expenses in connection with listing the Registrable Securities on the New York Stock Exchange, if applicable.
          (b) The Company will also reimburse or pay, as the case may be, the standard fees and out-of-pocket expenses of one law firm retained by all Holders, considered collectively, relating to any action taken pursuant to Article II within 10 days of presentation of a detailed invoice approved by the Investor.
          (c) Notwithstanding anything contained herein to the contrary, all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities will be borne by the Holder owning such Registrable Securities.
Article VI. Indemnification
     6.1 Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder owning Registrable Securities registered pursuant to this Agreement, such Holder’s Affiliates, officers, directors, managers, partners, stockholders, employers, advisors, agents and other representatives, and each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, claims, damages, liabilities, costs (including without limitation reasonable attorneys’ fees and disbursements) and expenses (collectively, “Losses”) arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided, however, that the Company will not be liable to any Holder to the extent that any Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (a) such untrue statement or alleged untrue statement or such omission or alleged omission was corrected in a Prospectus or Issuer Free Writing Prospectus provided to such Holder prior to the confirmation of the sale of Registrable Securities to the Person asserting the claim from which such Losses arise, and such Holder thereafter failed to send or deliver a copy of the Prospectus or Issuer Free Writing Prospectus with or prior to the delivery of written confirmation of such sale in any case in which such delivery is required under the Securities Act or (b) such untrue statement or alleged untrue statement or omission or alleged omission was corrected in an amendment or supplement to the Prospectus or Issuer Free Writing Prospectus previously furnished by or on behalf of the Company and such Prospectus or Issuer Free Writing Prospectus as so amended or supplemented was provided to such Holder prior to the confirmation of the sale of Registrable Securities to the Person asserting the claim from such Losses arise, and such Holder thereafter failed to send or deliver such Prospectus or Issuer Free Writing Prospectus as so amended or supplemented with or prior to the delivery of written confirmation of such sale in any case in which such delivery is required under the Securities Act. The indemnity provided in this Section 6.1 shall survive any transfer or disposal of the Registrable Securities by the Holders.
     6.2 Indemnification by Holders. In the event of the filing of any registration statement relating to the registration of any Registrable Securities, each Holder (severally and not jointly) will indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Affiliates, officers, directors, managers, partners, stockholders, employers, advisors, agents and other representatives, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus, or arising out of or based upon any omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Registration Statement, Prospectus or preliminary prospectus or Issuer Free Writing Prospectus. In no event will the liability of any Holder be greater in amount than the dollar amount of the net proceeds (after any discounts, commissions, transfer taxes, fees and expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
     6.3 Conduct of Indemnification Proceedings. If any Person becomes entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party will give prompt notice to the party from which indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any action or proceeding with respect to which the Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. If such an action or proceeding is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the Indemnified Party promptly after receiving the notice referred to in the immediately preceding sentence, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party will have the right to employ its own counsel in any such case, but the fees and expenses of that counsel will be at the expense of the Indemnified Party unless (a) the employment of the counsel has been authorized in writing by the Indemnifying Party, (b) the Indemnifying Party has not employed counsel to take charge of such action or proceeding within a reasonable time after notice of commencement thereof or (c) the Indemnified Party reasonably concludes, based upon the opinion of counsel, that there are defenses or actions available to it which are different from or in addition to those available to the Indemnifying Party which, if the Indemnifying Party and the Indemnified Party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of defenses or actions available to the Indemnified Party. If any of the events specified in clause (a), (b) or (c) of the immediately preceding sentence are applicable, then the reasonable fees and expenses of separate counsel for the Indemnified Party will be borne by the Indemnifying Party; provided, however, that in no event will the Indemnifying Party be liable for the fees and expenses of more than one separate firm for all Indemnified Parties. If, in any case, the Indemnified Party employs separate counsel, the Indemnifying Party will not have the right to direct the defense of the action or proceeding on behalf of the Indemnified Party. All fees and expenses required to be paid to the Indemnified Party pursuant to this Article VI will be paid periodically during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the Indemnifying Party in respect of any particular Loss that is incurred. Notwithstanding anything contained in this Section 6.3 to the contrary, an Indemnifying Party will not be liable for the settlement of any action or proceeding effected without its prior written consent. The Indemnifying Party will not, without the consent of the Indemnified Party (which consent will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Article VI, unless such judgment, settlement or other termination provides solely for the payment of money and includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.
     6.4 Contribution, etc.
          (a) If the indemnification provided for in this Article VI is unavailable to an Indemnified Party under Sections 6.1 or 6.2 in respect of any Losses or is insufficient to hold the Indemnified Party harmless, then each applicable Indemnifying Party (severally and not jointly), in lieu of indemnifying the Indemnified Party, will contribute to the amount paid or payable by the Indemnified Party as a result of the Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and the Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in the Losses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and the Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, the Indemnifying Party or Indemnifying Parties or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

          (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything contained in this Section 6.4 to the contrary, an Indemnifying Party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total net proceeds (after any discounts, commissions, transfer taxes, fees and expenses) received by such Holder upon the sale of the Registrable Securities exceeds the amount of any damages which such selling Holder has, in the aggregate, otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
Article VII. Free Writing Prospectuses
     Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of Common Stock or Convertible Debt Securities without the prior written consent of the Company and, in connection with any Underwritten Offering, the underwriters. Any such Free Writing Prospectus consented to by the Company and the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.
Article VIII. Rule 144
     To the extent the following make available the benefits of certain rules and regulations of the SEC which may permit the sale of registered securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to (a) make and keep public information available as those terms are understand and defined in Rule 144; (b) use its reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; (c) furnish to any Holder promptly upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents as any Holder reasonably may request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration; and (d) take such other actions as may be reasonably required by the Company’s transfer agent to consummate any distribution of Registrable Securities in accordance with the terms and conditions of Rule 144.

Article IX. Participation in Underwritten Offerings
     Notwithstanding anything contained herein to the contrary, no Person may participate in any Underwritten Offering pursuant to a registration hereunder unless that Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
Article X. Miscellaneous
     10.1 Notices. All notices and other communications in connection with this Agreement will be in writing and will be deemed given (and will be deemed to have been duly given upon receipt) if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as will be specified by like notice):
          (a) If to the Company:
USG Corporation
550 West Adams Street
Chicago, Illinois 60661-3676
Attention: Stanley L. Ferguson
Facsimile: (312) 436-5387
with a copy to:
Jones Day
77 West Wacker Drive
Chicago, Illinois 60601-1692
Attention: Timothy J. Melton
Facsimile: (312) 782-8585
          (b) If to the Investor, at the information set forth on the signature page hereof.
          (c) If to any Holder (other than the Investor), to such Holder’s address on file with the Company’s transfer agent.
     10.2 Confidentiality. Each Holder will, and will cause its officers, directors, employees, legal counsel, accountants, financial advisors and other representatives to, hold in confidence any material nonpublic information received by them pursuant to this Agreement, including without limitation any material nonpublic information included in any Registration Statement, Prospectus or Issuer Free Writing Prospectus proposed to be filed with the SEC (until such Registration Statement, Prospectus or Issuer Free Writing Prospectus has been filed) or provided pursuant to Section 5.1(i). This

Section 10.2 shall not apply to any information which (a) is or becomes generally available to the public, (b) was already in the Holder’s possession from a nonconfidential source prior to its disclosure by the Company, (c) is or becomes available to the Holder on a nonconfidential basis from a source other than the Company, provided that such source is not known by the Holder to be bound by confidentiality obligations or (d) is required to be disclosed by law.
     10.3 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement will be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. This Agreement will be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.
     10.4 Entire Agreement. This Agreement (including the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement, except that the parties hereto acknowledge that any confidentiality agreements heretofore executed among the parties shall continue in full force and effect.
     10.5 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.
     10.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.
     10.7 Governing Law; Venue. THIS AGREEMENT WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY APPLICABLE CONFLICT OF LAWS PRINCIPLES. EACH PARTY TO THIS AGREEMENT IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND VENUE IN, THE DISTRICT COURTS OF THE UNITED

STATES SITTING IN THE STATE OF DELAWARE OR THE COURTS OF THE STATE OF DELAWARE AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.
     10.8 Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.
     10.9 Specific Performance. The parties acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy, and, accordingly, the parties agree that, in addition to any other remedies, each will be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting bond.
[Signature Page Follows]

     IN WITNESS WHEREOF, each of the parties has executed this Agreement as of November 26, 2008.

USG CORPORATION

By:	/s/ Richard H. Fleming

Name: Richard H. Fleming
Title: Executive Vice President and Chief Financial Officer

THE INVESTOR:

BERKSHIRE HATHAWAY INC.

By:	/s/ Mark D. Hamburg

Name: Mark D. Hamburg
Title: Senior Vice President

INVESTOR’S NOTICE ADDRESS:

Berkshire Hathaway Inc.
1440 Kiewit Plaza
Omaha, Nebraska 68131
Attention: Marc D. Hamburg
Fax: (402) 346-3375

with copy to:

Munger, Tolles & Olson LLP
355 S. Grand Avenue, 35th Floor
Los Angeles, California 90071
Attention: Robert E. Denham
Fax: (213) 687-3702
[Signature Page of Registration Rights Agreement]